PROJECT PROFILE
Pinzone Towers Apartments Rocky River, OH

PROJECT DESCRIPTION	The AFL-CIO Housing Investment Trust (HIT) is providing approximately $6.6 million of the $12.6 million needed for the substantial rehabilitation of the Pinzone Towers Apartments project (“Pinzone”), located in the city of Rocky River, Ohio, a western suburb of Cleveland. Pinzone provides 100 units of affordable housing for seniors and is owned by an affiliate of the Cleveland Building and Construction Trades Council, CBT Development Inc.

HIT ROLE	The HIT’s purchase of Ginnie Mae construction loan certificates and a permanent loan certificate will help finance the rehabilitation of this union-affiliated project, originally constructed in 1983. As part of its Midwest@Work Initiative, Ohio is a key market for the HIT. Pinzone is the Trust’s third recent investment in Ohio.

PARTNER	Bellwether Enterprise Real Estate Capital

SOCIAL IMPACT	Pinzone’s rehabilitation will be performed by 100% union labor. Its affordability for seniors will be protected under a long-term Section 8 contract with the U.S. Department of Housing and Urban Development. This rehabilitation will result in safe and modern housing for seniors for years to come. Pinzone is in a walkable location, with easy access to retailers and other commercial activity.

ECONOMIC IMPACT OF INVESTMENT*

HIT Investment $ 6.6 Million	Total Development Cost $ 12.6 Million	100 Units of Housing (100% affordable)	75,910 Hours of Union Construction Work Generated	$2.0 Million Tax revenue generated	$ 15.5 Million Total economic benefit

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. The data is current as of December 31, 2020. Economic impact data is in 2020 dollars and all other figures are nominal.

PROJECT PROFILE | Pinzone Towers Apartments–Rocky River, OH

“The HIT’s investment in the rehabilitation of Pinzone Towers is a home run for the building trades here in Cleveland. We built Pinzone almost forty years ago. This rehab will create more jobs for our union brothers and sisters and keep the upgraded apartments affordable for working families.”

—Dave Wondolowski, Executive Director
Cleveland Building & Construction Trades Council

ABOUT THE HIT	The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest and most successful practitioners of socially responsible impact investing, with a track record of over 35 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflciohit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.
12/2020
1227 25th Street, NW Suite 500 | Washington, DC 20037 | 202.331.8055 www.aflcio-hit.com